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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File Nos. 333-47246 and 333-62356) and Form S-8 (File Nos. 333-62630 and 333-98243) of Horizon Offshore, Inc. of our report dated March 25, 2003 relating to the consolidated financial statements of Horizon Offshore, Inc. which appears in this form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
March 25, 2003